UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 20, 2010
_______________________________

BONDS.COM GROUP, INC.
(Exact name of registrant as specified in its charter)
_______________________________

Delaware	000-51076	38-3649127
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

529 5th Avenue, 8th Floor New York, New York 10017
(Address of principal executive offices) (Zip Code)

(212) 946-3998
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

As previously reported, on July 28, 2010, Bonds.com Group, Inc.’s (“we,” “us,” “our” and the “Company”) wholly-owned subsidiary Bonds.com Holdings, Inc. (“Holdings”) issued a 15% Promissory Note in the principal amount of $400,000 (the “Promissory Note”) to an accredited investor (the “Holder”), in exchange for the Holder’s payment of an aggregate of $400,000.  The Promissory Note is due and payable on October 31, 2010 and contains affirmative and negative covenants.  The Promissory Note obligates Holdings to secure its obligations under the Promissory Note by pledging to the Holder 24.9% of its ownership interest in Bonds.com, Inc., which pledge and security interest would be subordinate in all respects to all secured indebtedness in existence as of the date of the Promissory Note.

On August 20, 2010, Holdings and the Holder amended the Promissory Note, among other things, to provide that Holdings may borrow up to an aggregate of $3,000,000 under the Promissory Note.

In connection with such amendment, the Holder advanced an additional $400,000 to Holdings, which advances were made on August 19 and 20, 2010.  After such additional advance, the aggregate principal amount outstanding under the Promissory Note is $800,000.

Any additional borrowings under the Note will require the consent of the Holder.  There is no assurance that Holder will advance any further amounts under the Promissory Note.The Holder of the Promissory Note does not have the right to convert it into equity of Bonds.com, Inc., Holdings or the Company.  However, we anticipate that if we are able to raise additional equity capital, the Holder would apply the principal amount of the Promissory Note to the purchase of equity in connection with such financing.

Holder is a limited liability company created to raise and invest funds in the Company.  Edwin L. Knetzger, III, Co-Chairman and a member of our Board of Directors, has provided Holder with fifty percent of the funds it advanced to Holdings to date and is a significant equity owner in Holder.

The description of the Promissory Note set forth above (as amended) is a summary only and is qualified in its entirety by reference to the Promissory Note itself, a copy of which is included as exhibit 10.1 to this Current Report and incorporated by reference herein.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description
10.1	Amended 15% Promissory Note, dated August 20, 2010

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 26, 2010

BONDS.COM GROUP, INC.

By:	/s/ Michael O. Sanderson
Name:	Michael O. Sanderson
Title:	Chief Executive Officer